Exhibit 99.1

                    Kodak Files Amended Form 10-Qs for 2004;
 Filings are in Conjunction with the Company's Previously-Concluded Restatement

     ROCHESTER, N.Y.--(BUSINESS WIRE)--May 31, 2005--Eastman Kodak Company (NYSE:EK) today filed revised quarterly reports for 2004 on Form 10-Q/A with the U.S. Securities and Exchange Commission. These filings are in connection with the company's previously announced restatement of quarterly consolidated financial statements for each of the quarterly periods in 2003 and for the first three quarters of 2004.
     The following tables, one for each quarter as well as full year, provide P&L detail on a Generally Accepted Accounting Principles (GAAP) and Operational basis.


    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   1Q 04 as    Excluded       1Q 04
                                   Reported      Items     Operational
                                 ------------ ----------  ------------
                                  (Restated)               (Restated)
                                 ------------             ------------
Sales                                 $2,920                   $2,920
COGS                                   2,113       (24) A       2,089
                                 ------------ ----------  ------------
Gross Profit                             807        24            831
SG&A                                     549         0            549
R&D                                      197        (9) B         188

Restructuring costs and other             54       (54) C           0
                                 ------------ ----------  ------------

Earnings From Operations                   7        87             94

Interest Expense                          44                       44
Other Inc./(Charges)                      (2)        -             -2
                                 ------------             ------------
Below EFO                                -46         -            -46

(Loss)/Earnings before Taxes             (39)       87             48

Tax (Benefit) Provision                  (47)       25  D         (22)
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                      8        62             70

Earnings:  Disc. Ops.                     13       (13)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                             $21       $49            $70

Diluted EPS:  Cont. Ops.                0.03     $0.21           0.24
Total Diluted EPS                       0.07
----------------------------------------------------------------------

    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   1Q 03 as    Excluded       1Q 03
                                   Reported      Items     Operational
                                 ------------ ----------  ------------
                                  (Restated)               (Restated)
                                 ------------             ------------
Sales                                 $2,639                   $2,639
COGS                                   1,839       (14) E       1,825
                                 ------------ ----------  ------------
Gross Profit                             800        14            814
SG&A                                     559       (12) F         547
R&D                                      192       (21) G         171

Restructuring costs and other             35       (35) H           0
                                 ------------ ----------  ------------

Earnings From Operations                  14        82             96

Interest Expense                          37                       37
Other Inc./(Charges)                     (21)        -            -21
                                 ------------             ------------
Below EFO                                -58                      -58

(Loss)/Earnings before Taxes             (44)       82             38

Tax (Benefit) Provision                  (26)       35  I           9
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                    -18        47             29

Earnings:  Disc. Ops.                     23       (23)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                              $5       $24            $29

Diluted EPS:  Cont. Ops.               -0.06     $0.16           0.10
Total Diluted EPS                       0.02
----------------------------------------------------------------------

Items excluded from Earnings on an operational basis:

A - Charges for accelerated depreciation and inventory writedowns of $22 million and $2 million, respectively, in connection with the focused cost reduction actions.

B - Charge for in-process research and development of $9 million in connection with the acquisition of Scitex Digital Printing
    (renamed Kodak Versamark).

C - Charges for focused cost reduction actions of $54 million.

D - Tax impacts of the above-mentioned excluded items.

E - Charges for accelerated depreciation in connection with the focused cost reduction actions.

F - Charge in connection with an intellectual property settlement of $12 million.

G - Charge for in-process research and development of $21 million in connection with the acquisition of technology.

H - Charges for focused cost reduction actions of $35 million.

I - Tax impacts of the above-mentioned excluded items.



----------------------------------------------------------------------
As Percent of        1Q 04 as       1Q 04      1Q 03 as       1Q 03
 Sales:              Reported    Operational   Reported    Operational
                   ------------ ------------ ------------ ------------
                    (Restated)   (Restated)   (Restated)   (Restated)

Gross Profit            27.6%        28.5%        30.3%        30.8%
SG&A                    18.8%        18.8%        21.2%        20.7%

SG&A w/o
 Advertising            16.1%        16.1%        17.2%        16.8%
R&D                      6.7%         6.4%         7.3%         6.5%
EFO                      0.2%         3.2%         0.5%         3.6%
Net Earnings -
 Cont. Ops               0.3%         2.4%        -0.7%         1.1%
----------------------------------------------------------------------



    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   2Q 04 as    Excluded       2Q 04
                                   Reported      Items     Operational
                                 ------------ ----------  ------------
                                  (Restated)               (Restated)
                                 ------------             ------------
Sales                                 $3,464                   $3,464
COGS                                   2,363       (34) A       2,329
                                 ------------ ----------  ------------
Gross Profit                           1,101        34          1,135
SG&A                                     615         0            615
R&D                                      213         0            213

Restructuring costs and other            134      (134) B           0
                                 ------------ ----------  ------------

Earnings From Operations                 139       168            307

Interest Expense                          43                       43
Other Inc./(Charges)                       8         -              8
                                 ------------             ------------
Below EFO                                -35         -            -35

(Loss)/Earnings before Taxes             104       168            272

Tax (Benefit) Provision                  (15)       60  C          45
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                    119       108            227

Earnings:  Disc. Ops.                     17       (17)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                            $136       $91           $227

Diluted EPS:  Cont. Ops.                0.42     $0.37           0.79
Total Diluted EPS                       0.48
----------------------------------------------------------------------

    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   2Q 03 as    Excluded       2Q 03
                                   Reported      Items     Operational
                                 ------------ ----------  ------------
                                  (Restated)               (Restated)
                                 ------------             ------------
Sales                                 $3,258                   $3,258
COGS                                   2,164       (10) D       2,154
                                 ------------ ----------  ------------
Gross Profit                           1,094        10          1,104
SG&A                                     708       (37) E         671
R&D                                      177         0            177

Restructuring costs and other             41       (41) F           0
                                 ------------ ----------  ------------

Earnings From Operations                 168        88            256

Interest Expense                          34                       34
Other Inc./(Charges)                      (9)        -             -9
                                 ------------             ------------
Below EFO                                -43                      -43

(Loss)/Earnings before Taxes             125        88            213

Tax (Benefit) Provision                   11        31  G          42
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                    114        57            171

Earnings:  Disc. Ops.                      4        (4)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                            $118       $53           $171

Diluted EPS:  Cont. Ops.                0.40     $0.20           0.60
Total Diluted EPS                       0.41
----------------------------------------------------------------------

Items excluded from Earnings on an operational basis:

A - Charges for (1) accelerated depreciation and inventory writedowns in connection with the focused cost reduction actions of $30 million and $2 million, respectively, and (2) inventory writedowns of $2 million in connection with the acquisition of the NexPress-related entities.

B - Charges for (1) focused cost reduction actions of $131 million and
    (2) the writeoff of fixed assets of $3 million relating to Kodak's historical ownership interest in the NexPress joint venture that will be disposed of in connection with the acquisition of the NexPress- related entities.

C - Tax impacts of the above-mentioned excluded items.

D - Charges for accelerated depreciation and inventory writedowns of $7 million and $3 million, respectively, in connection with the focused cost reduction actions.

E - Charges for the Burrell Companies' net assets held for sale impairment of $9 million, patent infringement claim settlement of $14 million, and prior year acquisition settlement of $14 million.

F - Charges for focused cost reduction actions of $41 million.

G - Tax impacts of the above-mentioned excluded items.



----------------------------------------------------------------------
As Percent of        2Q 04 as       2Q 04      2Q 03 as       2Q 03
 Sales:              Reported    Operational   Reported    Operational
                   ------------ ------------ ------------ ------------
                    (Restated)   (Restated)   (Restated)   (Restated)

Gross Profit            31.8%        32.8%        33.6%        33.9%
SG&A                    17.8%        17.8%        21.7%        20.6%

SG&A w/o
 Advertising            13.9%        13.9%        16.4%        15.3%
R&D                      6.1%         6.1%         5.4%         5.4%
EFO                      4.0%         8.9%         5.2%         7.9%
Net Earnings -
 Cont. Ops               3.4%         6.6%         3.5%         5.2%
----------------------------------------------------------------------



    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   3Q 04 as    Excluded       3Q 04
                                   Reported      Items     Operational
                                 ------------ ----------  ------------
                                  (Restated)               (Restated)
                                 ------------             ------------
Sales                                 $3,374                   $3,374
COGS                                   2,296       (37) A       2,259
                                 ------------ ----------  ------------
Gross Profit                           1,078        37          1,115
SG&A                                     629         0            629
R&D                                      219        (6) B         213

Restructuring costs and other            227      (227) C           0
                                 ------------ ----------  ------------

Earnings From Operations                   3       270            273

Interest Expense                          43                       43
Other Inc./(Charges)                      24         -             24
                                 ------------             ------------
Below EFO                                -19         -            -19

(Loss)/Earnings before Taxes             (16)      270            254

Tax (Benefit) Provision                  (28)       64  D          36
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                     12       206            218

Earnings:  Disc. Ops.                    446      (446)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                            $458     ($240)          $218

Diluted EPS:  Cont. Ops.                0.04     $0.72           0.76
Total Diluted EPS                       1.60
----------------------------------------------------------------------

    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   3Q 03 as    Excluded       3Q 03
                                   Reported      Items     Operational
                                 ------------ ----------  ------------
                                  (Restated)               (Restated)
                                 ------------             ------------
Sales                                 $3,367                   $3,367
COGS                                   2,239       (33) E       2,206
                                 ------------ ----------  ------------
Gross Profit                           1,128        33          1,161
SG&A                                     628        (8) F         620
R&D                                      190         0            190

Restructuring costs and other            152      (152) G           0
                                 ------------ ----------  ------------

Earnings From Operations                 158       193            351

Interest Expense                          33                       33
Other Inc./(Charges)                      (9)        -             -9
                                 ------------             ------------
Below EFO                                -42                      -42

(Loss)/Earnings before Taxes             116       193            309

Tax (Benefit) Provision                  (23)       67  H          44
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                    139       126            265

Earnings:  Disc. Ops.                      7        (7)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                            $146      $119           $265

Diluted EPS:  Cont. Ops.                0.48     $0.45           0.93
Total Diluted EPS                       0.51
----------------------------------------------------------------------

Items excluded from Earnings on an operational basis:

A - Charges for accelerated depreciation and inventory writedowns of $34 million and $3 million, respectively, in connection with the focused cost reduction actions.

B - Charge for in-process research and development of $6 million.

C - Charges for focused cost reduction actions of $227 million.

D - Tax impacts of the above-mentioned excluded items.

E - Charges for accelerated depreciation of $33 million in connection with the focused cost reduction actions.

F - Charge for charitable contributions to Infotonics.

G - Charges for focused cost reduction actions of $152 million.

H - Tax impacts of the above-mentioned excluded items.



----------------------------------------------------------------------
As Percent of        3Q 04 as       3Q 04      3Q 03 as       3Q 03
 Sales:              Reported    Operational   Reported    Operational
                   ------------ ------------ ------------ ------------
                    (Restated)   (Restated)   (Restated)   (Restated)

Gross Profit            32.0%        33.0%        33.5%        34.5%
SG&A                    18.6%        18.6%        18.7%        18.4%

SG&A w/o
 Advertising            14.5%        14.5%        14.2%        14.0%
R&D                      6.5%         6.3%         5.6%         5.6%
EFO                      0.1%         8.1%         4.7%        10.4%
Net Earnings -
 Cont. Ops               0.4%         6.5%         4.1%         7.9%
-------------------------------------------- -------------------------



    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   4Q 04 as    Excluded       4Q 04
                                   Reported      Items     Operational
                                 ------------ ----------  ------------


Sales                                 $3,759                   $3,759
COGS                                   2,776      (111) A       2,665
                                 ------------ ----------  ------------
Gross Profit                             983       111          1,094
SG&A                                     714        (6) B         708
R&D                                      225         0            225

Restructuring costs and other            280      (280) C           0
                                 ------------ ----------  ------------

Earnings From Operations                -236       397            161

Interest Expense                          38                       38
Other Inc./(Charges)                     131      (101) D          30
                                 ------------             ------------
Below EFO                                 93         -             -8

(Loss)/Earnings before Taxes            (143)      296            153

Tax (Benefit) Provision                  (85)       63  E         (22)
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                    -58       233            175

Earnings:  Disc. Ops.                     -1         1              0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                            ($59)     $234           $175

Diluted EPS:  Cont. Ops.               -0.20     $0.78           0.58
Total Diluted EPS                      -0.20
----------------------------------------------------------------------

    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   4Q 03 as    Excluded       4Q 03
                                   Reported      Items     Operational
                                 ------------ ----------  ------------
                                  (Restated)               (Restated)
                                 ------------             ------------
Sales                                 $3,645                   $3,645
COGS                                   2,492       (16) F       2,476
                                 ------------ ----------  ------------
Gross Profit                           1,153        16          1,169
SG&A                                     723        (2) G         721
R&D                                      217       (10) H         207

Restructuring costs and other            251      (251) I           0
                                 ------------ ----------  ------------

Earnings From Operations                 -38       279            241

Interest Expense                          43                       43
Other Inc./(Charges)                     (12)        4  J          -8
                                 ------------             ------------
Below EFO                                -55                      -51

(Loss)/Earnings before Taxes             (93)      283            190

Tax (Benefit) Provision                  (47)       71  K          24
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                    -46       212            166

Earnings:  Disc. Ops.                     30       (30)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                            ($16)     $182           $166

Diluted EPS:  Cont. Ops.               -0.16     $0.72           0.56
Total Diluted EPS                      -0.06
----------------------------------------------------------------------

Items excluded from Earnings on an operational basis:

A - Charges for accelerated depreciation and inventory writedowns in connection with the focused cost reduction actions of $97 million and $14 million, respectively.

B - Charge for an unfavorable legal settlement of $6 million.

C - Charges for (1) focused cost reduction actions of $273 million and
    (2) the writeoff of fixed assets of $7 million relating to Kodak's historical ownership interest in the NexPress joint venture.

D - Exclusion of favorable legal settlements of $101 million.

E - Tax impacts of the above-mentioned excluded items.

F - Charges for accelerated depreciation and inventory writedowns in connection with the focused cost reduction actions of $15 million and $1 million, respectively.

G - Charges for legal settlements of $8 million and strategic asset writedowns of $3 million partially offset by the reversal of an environmental reserve of $9 million.

H - Charge for in-process research and development of $10 million in connection with the acquisition of PracticeWorks, Inc.

I - Charges for focused cost reduction actions of $251 million.

J - Charge for non-strategic venture asset write-downs of $4 million.

K - Tax impacts of the above-mentioned excluded items.



As Percent of        4Q 04 as       4Q 04      4Q 03 as       4Q 03
 Sales:              Reported    Operational   Reported    Operational
                   ------------ ------------ ------------ ------------
                                              (Restated)   (Restated)

Gross Profit            26.2%        29.1%        31.6%        32.1%
SG&A                    19.0%        18.8%        19.8%        19.8%

SG&A w/o
 Advertising            14.8%        14.6%        15.2%        15.2%
R&D                      6.0%         6.0%         6.0%         5.7%
EFO                     -6.3%         4.3%        -1.0%         6.6%
Net Earnings -
 Cont. Ops              -1.5%         4.7%        -1.3%         4.6%
-------------------------------------------- -------------------------



    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   FY 04 as    Excluded       FY 04
                                   Reported      Items     Operational
                                 ------------ ----------  ------------


Sales                                $13,517                  $13,517
COGS                                   9,548      (206) A       9,342
                                 ------------ ----------  ------------
Gross Profit                           3,969       206          4,175
SG&A                                   2,507        (6) B       2,501
R&D                                      854       (15) C         839

Restructuring costs and other            695      (695) D           0
                                 ------------ ----------  ------------

Earnings From Operations                 -87       922            835

Interest Expense                         168                      168
Other Inc./(Charges)                     161      (101) E          60
                                 ------------             ------------
Below EFO                                 -7                     -108

(Loss)/Earnings before Taxes             (94)      821            727

Tax (Benefit) Provision                 (175)      212  F          37
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                     81       609            690

Earnings:  Disc. Ops.                    475      (475)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                            $556      $134           $690

Diluted EPS:  Cont. Ops.                0.28     $2.02           2.30
Total Diluted EPS                       1.94
----------------------------------------------------------------------

    Year-over-Year Comparison of Reported and Operational Earnings
                   (Amounts in millions of dollars)
----------------------------------------------------------------------
                                   FY 03 as    Excluded       FY 03
                                   Reported      Items     Operational
                                 ------------ ----------  ------------
                                  (Restated)               (Restated)
                                 ------------             ------------
Sales                                $12,909                  $12,909
COGS                                   8,734       (73) G       8,661
                                 ------------ ----------  ------------
Gross Profit                           4,175        73          4,248
SG&A                                   2,618       (59) H       2,559
R&D                                      776       (31) I         745

Restructuring costs and other            479      (479) J           0
                                 ------------ ----------  ------------

Earnings From Operations                 302       642            944

Interest Expense                         147                      147
Other Inc./(Charges)                     (51)        4  K         (47)
                                 ------------             ------------
Below EFO                               -198                     -194

(Loss)/Earnings before Taxes             104       646            750

Tax (Benefit) Provision                  (85)      204  L         119
                                 ------------ ----------  ------------

Earnings:  Cont. Ops.                    189       442            631

Earnings:  Disc. Ops.                     64       (64)             0
                                 ------------ ----------  ------------

                                 ------------ ----------  ------------
Net Earnings                            $253      $378           $631

Diluted EPS:  Cont. Ops.                0.66     $1.52           2.18
Total Diluted EPS                       0.88
----------------------------------------------------------------------

Items excluded from Earnings on an operational basis:

A - Charges for (1) accelerated depreciation and inventory writedowns in connection with the focused cost reduction actions of $183 million and $21 million, respectively and (2) inventory writedowns of $2 million in connection with the acquisition of the NexPress-related entities.

B - Charge for an unfavorable legal settlement of $6 million.

C - Charge for in-process research and development of $15 million.

D - Charges for (1) focused cost reduction actions of $685 million and
    (2) the writeoff of fixed assets of $10 million relating to Kodak's historical ownership interest in the NexPress joint venture.

E - Exclusion of favorable legal settlements of $101 million.

F - Tax impacts of the above-mentioned excluded items.

G - Charges for accelerated depreciation and inventory writedowns in connection with the focused cost reduction actions of $69 million and $4 million, respectively.

H - Charges for legal settlements of $48 million, strategic asset writedowns of $3 million, charitable contribution to Infotonics of $8 million, and Burrell Companies' net assets held for sale impairment of $9 million partially offset by the reversal of an environmental reserve of $9 million.

I - Charge for in-process research and development of $10 million in connection with the acquisition of PracticeWorks, Inc. and $21 million in connection with the acquisition of technology.

J - Charges for focused cost reduction actions of $479 million.

K - Charge for non-strategic venture asset write-downs of $4 million.

L - Tax impacts of the above-mentioned excluded items.



As Percent of        FY 04 as       FY 04      FY 03 as       FY 03
 Sales:              Reported    Operational   Reported    Operational
                   ------------ ------------ ------------ ------------
                                              (Restated)   (Restated)

Gross Profit            29.4%        30.9%        32.3%        32.9%
SG&A                    18.5%        18.5%        20.3%        19.8%

SG&A w/o
 Advertising            14.8%        14.7%        15.7%        15.2%
R&D                      6.3%         6.2%         6.0%         5.8%
EFO                     -0.6%         6.2%         2.3%         7.3%
Net Earnings -
 Cont. Ops               0.6%         5.1%         1.5%         4.9%
-------------------------------------------- -------------------------


     Editor's Note: For additional information about Kodak, visit our web site at www.kodak.com


     CONTACT: Eastman Kodak Company
              Media:
              David Lanzillo, 585-781-5481
              david.lanzillo@kodak.com
              or
              Gerard Meuchner, 585-724-4513
              gerard.meuchner@kodak.com
              or
              Investor Relations:
              Don Flick, 585-724-4352
              donald.flick@kodak.com
              or
              Patty Yahn-Urlaub, 585-724-4683
              patty.yahn-urlaub@kodak.com
              or
              Carol Wilke, 585-724-6791
              carol.wilke@kodak.com